Exhibit 10.7
AMENDMENT TO LOAN DOCUMENTS AGREEMENT
This AMENDMENT TO LOAN DOCUMENTS AGREEMENT (“Amendment”) is dated as of July 31, 2024 (hereinafter the “Amendment Effective Date”), by and among 250 SEAPORT DISTRICT, LLC, a single-purpose Delaware limited liability company (“Borrower”), TWL-BRIDGELAND HOLDING COMPANY, LLC, a Delaware limited liability company (“TWL Guarantor”), SEAPORT ENTERTAINMENT GROUP INC., a Delaware corporation (“Seaport Guarantor,” together with TWL Guarantor, individually and/or collectively, as the context may require, “Guarantor,” together with Borrower, individually and/or collectively, referred to herein, as the context may require, as “Obligor”), and MIZUHO CAPITAL MARKETS LLC, a Delaware limited liability company, as Agent for itself and the other Lenders (collectively, the “Lenders”) that are parties to the Loan Agreement described below (together with its successors and assigns in such capacity, the “Agent”), and MIZUHO CAPITAL MARKETS LLC, a Delaware limited liability company, as Lender.
BACKGROUND
A.    Pursuant to that certain Term Loan Agreement dated as of September 7, 2023, Lenders made a secured term loan to Borrower (as thereafter amended, restated and/or modified from time to time, the “Loan”) in the original principal amount of $115,000,000.00 (as thereafter amended, restated and/or modified from time to time, the “Loan Agreement”).
B.    Borrower’s obligation to repay the Loan is evidenced by that certain Consolidated, Amended and Restated Promissory Note dated as of September 7, 2023 by Borrower in favor of Agent, for the benefit of Lenders, in the original principal amount equal to $115,000,000.00 (as thereafter amended, restated and/or modified from time to time, the “Note”).
C.    Certain of Borrower’s obligations to Agent, for the benefit of Lenders, under the Loan Agreement and other Loan Documents (as defined below) are guaranteed by TWL Guarantor pursuant to (i) that certain Recourse Indemnity Agreement dated as of September 7, 2023 by TWL Guarantor in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “TWL Recourse Indemnity Guaranty”); and (ii) that certain Interest and Expenses Guaranty dated as of September 7, 2023 by TWL Guarantor in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “TWL Interest and Expenses Guaranty,” together with the TWL Recourse Indemnity Guaranty, individually and/or collectively, as the context may require, the “TWL Guaranty”).
D.    Borrower’s obligations to Agent, for the benefit of Lenders, under the Loan Agreement and the other Loan Documents are secured by, among other things, (i) that certain Consolidated, Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of September 7, 2023 by Borrower in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “Mortgage”) encumbering that certain parcel of real property located at 250 Water Street, New York, New York, and designated on the New York County, New York tax maps as Block 98, Lot 1, together with the improvements now or hereafter located thereon, certain personal property located thereon and/or used in connection therewith, and other rights appurtenant thereto, as more particularly described in the Mortgage (collectively, the “Property”); and (ii) that certain Assignment of Rents and Leases dated as of September 7, 2023 by Borrower in favor of Lender (as amended, modified and/or supplemented from time to time, “ALR”) encumbering the Property.
E.    Borrower’s obligations to Agent, for the benefit of Lenders, under the Loan Agreement and the other Loan Documents are further secured by, among other things, (i) that certain Hazardous Materials Indemnity Agreement dated as of September 7, 2023 by Borrower and TWL Guarantor in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “Environmental Indemnity Agreement”); (ii) that certain Collateral Assignment dated as of September 7, 2023 by Borrower in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “Assignment of Licenses, Permits and Contracts”).
F.    The Loan Agreement, the Note, the Guaranty, the Mortgage, the ALR, the Environmental Indemnity Agreement, and the Assignment of Licenses, Permits and Contracts, together with all agreements, documents and instruments executed in connection therewith or in furtherance thereof, as amended, modified and/or supplemented as of the first date written hereof, are referred to hereinafter, collectively, as the “Existing Loan Documents.”
G.    Subsequent to the parties’ execution of the Existing Loan Documents, Borrower requested that Agent, for the benefit of Lenders, amend the Existing Loan Documents to, among other things, (i) add the organizational restructuring of Borrower relating to Seaport Guarantor as a Permitted Transfer, (ii) replace TWL Guarantor with Seaport Guarantor as Guarantor, (iii) release TWL Guarantor from the TWL Guaranty, and (iv) join Seaport Guarantor as indemnitor under an amended and restated Environmental Indemnity Agreement. Agent, for the benefit of Lenders, and Lenders have agreed to amend the Existing Loan Documents, subject to the terms and conditions of this Amendment and the other agreements, documents and instruments executed in connection with this Amendment and/or in furtherance of this Amendment, if any (collectively, with this Amendment, the “Amendment Documents”).
NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Obligor, Agent, for the benefit of Lenders, and Lenders agree as follows:
I.    AMENDMENT TO LOAN DOCUMENTS AGREEMENT
1.    Incorporation of Recitals; Definitions. The recitals set forth in paragraphs A through G of the Background to this Amendment are hereby incorporated in their entirety. Except as otherwise defined herein, capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Existing Loan Documents.
2.    Indebtedness. Obligor acknowledges and agrees that, on the Amendment Effective Date, (i) the Loan has been fully disbursed and no further advances under the Loan Documents will be made; (ii) amounts repaid to reduce the principal amount of the Loan may not be reborrowed but shall be applied to permanently reduce the Loan; and (iii) after receipt and application of the Amendment Prepayment pursuant to Section 3 below, the unpaid principal balance of the Loan is $61,300,000.00.
3.    Prepayment. Pursuant to Section 2.3(d) of the Loan Agreement, on or before the Amendment Effective Date, Borrower shall pay Agent, for the benefit of Lenders, the amount of $53,700,000, in good and immediately available funds, to be applied to the outstanding principal amount of the Loan (“Amendment Prepayment”).
4.    Amendments to the Loan Documents.
(a)    Amendment to Scheduled Maturity Date. Effective as of the Amendment Effective Date, the definition of “Scheduled Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:
“Scheduled Maturity Date” means July 1, 2029.
(b)    Amendment to Permitted Transfer. Effective as of the Amendment Effective Date, subsection (iv) of the definition of “Permitted Transfer” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:
“Permitted Transfer” means . . . (iv) any conveyance, assignment, issuance of ownership interest (including shares of stock), sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to or other disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise) or Transfer of any legal or beneficial interest in (a) Borrower so long as, at all times during the term of the Loan, one or more Persons comprising Guarantor directly or indirectly maintains Control of Borrower or (b) any Person comprising Guarantor so long as either (x) at all times during the term of the Loan, the other Person comprising Guarantor continues to directly or indirectly maintain Control of Borrower or (y) the direct or indirect ownership interest of such Person comprising Guarantor is comprised of publicly traded shares on the New York Stock Exchange, NASDAQ, or another nationally or internationally recognized stock exchange and such conveyance, assignment, issuance of ownership interest (including shares of stock), sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to or other disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise) or Transfer of any legal or beneficial interest in such Person comprising Guarantor relates to such publicly traded shares;
provided, however, in the event that, at any time during the term of the Loan, no Person comprising Guarantor (A) directly or indirectly maintains Control of Borrower, or (B) owns a direct or indirect equity interest in

Borrower, then the following conditions shall be satisfied to the reasonable satisfaction of Agent, for the benefit of Lenders:
(1)    a Replacement Guarantor has executed and delivered to Agent, for the benefit of Lenders, a Replacement Guaranty, and such Replacement Guarantor has furnished to Agent, for the benefit of Lenders, such financial statements and information with respect to such Replacement Guarantor as Agent, for the benefit of Lenders, may reasonably request to verify (A) that such Replacement Guarantor is in compliance with all Financial Covenants and (B) all other financial considerations related to such Replacement Guarantor which are specifically described in the definition of Replacement Guarantor, each as reasonably confirmed by Agent, for the benefit of Lenders;
(2)    Replacement Guarantor shall have furnished to Agent, for the benefit of Lenders, if Replacement Guarantor is a corporation, partnership, limited liability company or other entity, certified copies of documents evidencing Replacement Guarantor's organization, existence and good standing, the authorization of the transactions contemplated by the Replacement Guaranty and the qualification of the signers to execute the Replacement Guaranty, which documents shall include certified copies of documents relating to the organization, existence and good standing of Replacement Guarantor, all in form and substance reasonably satisfactory to Agent, for the benefit of Lenders.
(c)    Amendment to Replacement Guarantor and Replacement Guaranty. Effective as of the Amendment Effective Date, new definitions of “Replacement Guarantor” and “Replacement Guaranty” shall be added to Section 1.1 of the Loan Agreement, as follows:
“Replacement Guarantor” shall mean a Person proposed by Borrower to provide a Replacement Guaranty, which Person is approved in writing by Agent, for the benefit of Lenders; provided, however, Agent, for the benefit of Lenders, shall not unreasonably withhold, condition, or delay its approval to a Person which satisfies the following conditions: (i) such Person is an Affiliate of Guarantor, (ii) such Person owns a direct or indirect equity interest in Borrower; (iii) such Person satisfies the Financial Covenants and (iv) such Person satisfies the “know your customer” requirements in Section 8.1 hereof.
“Replacement Guaranty” shall mean replacement guaranties and replacement environmental indemnity, in form and content substantially identical to the original Carry Guaranty, the original Recourse Indemnity and the original Indemnity Agreement; provided, however, that, when the Replacement Guaranty is provided in connection with a Permitted Transfer: (i) the replacement carry guaranty shall limit carrying costs to those arising after the effective date of the applicable Replacement Guaranty (i.e. the date of consummation of such

Permitted Transfer), (ii) the replacement recourse indemnity shall limit carve-out and springing recourse liabilities and losses (as set forth in the original Recourse Indemnity) to those arising from acts and events occurring after the effective date of the applicable Replacement Guaranty (i.e.; the date of consummation of such Permitted Transfer), and (iii) upon satisfaction of the conditions set forth in this definition of Replacement Guaranty and in the definition of Replacement Guarantor, original Guarantor under the applicable Carry Guaranty and the applicable Recourse Indemnity shall have no liability for all matters under the applicable Carry Guaranty and the applicable Recourse Indemnity that occur or arise after the effective date of the applicable Replacement Guaranty (it being agreed that the execution and delivery to Lender by the Replacement Guarantor of the Replacement Guaranty shall not be construed to release the original Guarantor from its obligations and liabilities under the applicable Carry Guaranty and the applicable Recourse Indemnity for matters (including Borrower and/or original Guarantor’s actions or inactions) arising before the effective date of the applicable Replacement Guaranty, and all of the rights and remedies of Agent, for the benefit of Lenders, against the original Guarantor under the applicable Carry Guaranty and the applicable Recourse Indemnity for such matters shall remain in full force and effect with respect to claims arising prior to the effective date of the applicable Replacement Guaranty).
(d)    Amendment to Guarantor. Effective as of the Amendment Effective Date, the definition of “Guarantor” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:
“Guarantor” means individually and/or collectively, as the context may require, TWL-Bridgeland Holding Company, LLC, a Delaware limited liability company, and SEAPORT ENTERTAINMENT GROUP INC., a Delaware corporation.
(e)    Amendment to Accrual Period. Effective as of the Amendment Effective Date, the definition of “Accrual Period” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:
“Accrual Period” means the monthly period commencing on the first (1st) calendar day of each calendar month of each calendar year and continuing to but excluding the first (1st) calendar day of the following respective calendar month (without adjustment in either case for Business Day payment conventions); provided, however, the initial Accrual Period shall be the period commencing on the Closing Date and continuing to but excluding the first (1st) calendar day of October 2023; provided, further, the initial Accrual Period after the Amendment Effective Date shall be the period commencing on the Amendment Effective Date and continuing to but excluding the first (1st) calendar day of August 2024.

(f)    Amendment to Affiliate. Effective as of the Amendment Effective Date, the definition of “Affiliate” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:
“Affiliate” means, with respect to any specified Person, (i) any other Person directly or indirectly Controlling or Controlled by or under direct or indirect Common Control with such specified Person, (ii) any general partner or managing member in such specified Person, (iii) any other Person who owns, directly or indirectly, 10% or more of all equity interests in such Person, or (iv) with respect to Borrower, any Borrower Party.
(g)    Release of TWL Guaranty. On the Amendment Effective Date, TWL Guarantor and Agent, for the benefit of Lenders, shall execute and deliver to Agent, for the benefit of Lenders: (i) a Release of TWL Recourse Indemnity Agreement, in form and substance acceptable to Agent, for the benefit of Lenders, to release TWL Guarantor from and after the Amendment Effective Date from certain of its obligations under the TWL Recourse Indemnity Guaranty, and (ii) a Release of TWL Interest and Expenses Guaranty, in form and substance acceptable to Agent, for the benefit of Lenders, to release TWL Guarantor from and after the Amendment Effective Date from certain of its obligations under the TWL Interest and Expenses Guaranty.
(h)    Amended and Restated Environmental Indemnity Agreement. On the Amendment Effective Date, Borrower, TWL Guarantor and Seaport Guarantor shall execute and deliver to Agent, for the benefit of Lenders, an amended and restated Environmental Indemnity Agreement, in form and substance acceptable to Agent, for the benefit of Lenders.
(i)    Seaport Guaranty. On the Amendment Effective Date, Seaport Guarantor shall execute and deliver to Agent, for the benefit of Lenders, (i) that certain Recourse Indemnity Agreement by Seaport Guarantor in favor of Agent, for the benefit of Lenders, in substantially similar form as the TWL Recourse Indemnity Agreement (as amended, modified and/or supplemented from time to time, the “Seaport Recourse Indemnity Guaranty”); and (ii) that certain Interest and Expenses Guaranty by Seaport Guarantor in favor of Agent, for the benefit of Lenders, in substantially similar form as the TWL Interest and Expenses Guaranty (as amended, modified and/or supplemented from time to time, the, the “Seaport Interest and Expenses Guaranty,” together with the Seaport Recourse Indemnity Guaranty, individually and/or collectively, as the context may require, the “Seaport Guaranty”).
(j)    Addresses for Notices. Effective as of the Amendment Effective Date, the new notice address of the Borrower is the following:
250 Seaport District, LLC
199 Water Street, 28th Floor
New York, NY 10038
Attn: Anton Nikodemus

With a copy to:
250 Seaport District, LLC
199 Water Street, 28th Floor
New York, NY 10038
Attn: Legal Department
II.    REPRESENTATIONS AND WARRANTIES.
A.    Representations and Warranties of Obligor. To induce Agent, for the benefit of Lenders, and Lenders to enter into this Amendment and the other Amendment Documents, if any, Obligor (each as to itself) makes the following representations and warranties to Agent, for the benefit of Lenders and Lenders as of the date hereof, each and all of which shall survive the execution and delivery of this Amendment, except to the extent the subject matter of such representation or warranty relates to a particular date specified therein, in which case such representation shall be true and correct as of such specified date:
1.    Obligor hereby certifies that the representations and warranties made in the Existing Loan Documents to which such Obligor is a party, as amended by the Amendment Documents, are true and correct as of the Amendment Effective Date, except to the extent the subject matter of such representation or warranty relates to a particular date specified therein, in which case such representation shall be true and correct as of such specified date.
2.    Borrower and TWL Guarantor are each a limited liability company duly formed, validly existing and in good standing in its state of formation, Seaport Guarantor is a corporation duly formed, validly existing and in good standing in its state of formation and, with respect to Borrower, is authorized to do business as a foreign limited liability company in each state in which it conducts business, and with respect to Guarantor, is authorized to do business as a foreign limited liability company or foreign corporation, as the case may be, in each state in which it conducts business to the extent required by applicable law. The individual executing this Amendment on behalf of Obligor is the authorized signatory of Obligor, and Obligor has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and any other Amendment Documents to which it is a party.
3.    All material limited liability company actions by Borrower and TWL Guarantor and its members, managers and officers necessary for due authorization, execution, delivery and performance of this Amendment or any other Amendment Documents have been taken. All material corporate actions by Seaport Guarantor and its members, managers and officers necessary for due authorization, execution, delivery and performance of this Amendment or any other Amendment Documents have been taken.
4.    This Amendment and each of the other Amendment Documents, if any, executed by Obligor will be the legal, valid and binding obligation of Obligor, enforceable against it in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors’ rights generally.
5.    Except for the Existing Loan Documents, as amended by the Amendment Documents, Obligor has not created, granted or permitted to exist any lien, security interest or encumbrance in favor of any party other than Agent, for the benefit of Lenders, with respect to any collateral pledged to Agent, for the benefit of Lenders, by Obligor.
6.    Obligor has not received written notice of, nor has any knowledge of, any order or notice of any governmental investigation or any violation or claim of violation of any law, regulation or other governmental requirement which would have a material adverse effect upon Obligor’s business operations or financial condition.
7.    Obligor has not received any information concerning any litigation and/or any investigations by any Governmental Authority, which would have a material adverse effect upon Obligor’s business operations or financial condition.
8.    The execution, delivery and performance of the Amendment Documents by Obligor does not and will not conflict with, violate or result in a material breach of any provision of any applicable law, rule, regulation or order. No authorization, consent or approval or other action by, and no notice of or filing with, any Governmental Authority having jurisdiction over Obligor or the Property are required to be obtained or made by Obligor for the due execution, delivery and performance of the Amendment Documents.
9.    Obligor reaffirms the granting of the liens and security interests to Lender to secure the Loan set forth in the Existing Loan Documents, as amended by the Amendment Documents.
10.    To Obligor’s knowledge, no consent, approval, authorization or order of any court or governmental authority or any third party is required in connection with the execution and delivery by Obligor of this Amendment or for Obligor to consummate the transactions contemplated hereby other than those that have been obtained by Obligor. The execution, delivery and performance of this Amendment and each of the other Amendment Documents does not and will not conflict with, violate or result in a material breach of any provision of any applicable law, rule, regulation or order.
11.    To the knowledge of Obligor, no Event of Default by any Obligor exists under the Existing Loan Documents.
B.    Representations and Warranties of Agent, for the benefit of Lenders, and Lenders. Agent, for the benefit of Lenders, and Lenders each hereby makes the following representations and warranties, each and all of which shall survive the execution and delivery of this Amendment:
1.    Agent, for the benefit of Lenders, and Lenders each has the appropriate authorization to execute and deliver this Amendment and any other Amendment Documents to which it is a party.
2.    The individual executing this Amendment and any other related Amendment Documents has the authority to execute same on behalf of Agent, for the benefit of Lenders, and Lenders.
3.    This Amendment and each of the other Amendment Documents, and each document executed by Agent, for the benefit of Lenders, and Lenders pursuant to this Amendment, will be the legal, valid and binding obligation of Agent, for the benefit of Lenders, and Lenders, enforceable against it in accordance with the respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors’ rights generally.
III.    CONDITIONS PRECEDENT TO ENFORCEABILITY OF THIS AMENDMENT
This Amendment shall be deemed effective only after the occurrence of the following events:
1.    Obligor’s execution and delivery to Agent, for the benefit of Lenders, and Lenders of this Amendment and the other Amendment Documents, in form and substance reasonably satisfactory to Agent, for the benefit of Lenders, and Lenders.
2.    The receipt of the Amendment Prepayment by Agent, on behalf of Lenders.
3.    No Event of Default under the Existing Loan Documents shall have occurred and be continuing.
4.    Agent, for the benefit of Lenders, and Lenders must have received such documents and certificates as Agent, for the benefit of Lenders, and Lenders or its counsel may reasonably request relating to the organization, existence and good standing of Borrower and Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to Borrower and Guarantor, this Amendment, the other Amendment Documents, if any, or the transactions contemplated by this Amendment or thereby, all in form and substance reasonably satisfactory to Lender.
5.    Obligor shall have paid all out-of-pocket fees and expenses of Agent, for the benefit of Lenders, and Lenders in connection with the negotiation, drafting and execution of this Amendment and the other Amendment Documents, including, without limitation, the reasonable attorneys’ fees and expenses incurred by Agent, for the benefit of Lenders, and Lenders.

IV.    RELEASE AND WAIVERS
In consideration for the agreement of Agent, for the benefit of Lenders, and Lenders to enter into this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Guarantor acknowledge that they have no defenses, set offs or counterclaims with respect to their respective obligations to Agent, for the benefit of Lenders, and Lenders, and on behalf of themselves and all persons or entities claiming by, through, or under Borrower and/or Guarantor (collectively, “Obligor Parties”), do hereby unconditionally remise, release, waive and forever discharge and relinquish Agent, for the benefit of Lenders, and Lenders, its respective parent, subsidiaries, affiliated companies, past and present stockholders, partners, officers, directors, employees, agents, attorneys, independent contractors, divisions, and their respective successors and assigns (the “Releasees”) from any and all manner of actions, causes of action, suits, claims, counterclaims, crossclaims, defenses and demands whatsoever, arising from any and all debts, demands, proceedings, agreements, contracts, judgments, damages, accounts, reckonings, executions, controversies, obligations, liabilities, and facts whatsoever, whatever kind or nature, whether known or unknown, which the Obligor Parties have knowledge of or should have knowledge of as of the date hereof, whether contingent or fixed, liquidated or unliquidated, at law or at equity, if any, directly or indirectly arising out of or based upon any matter connected with the Existing Loan Documents (as amended by this Amendment and the Amendment Documents), or the obligations created thereby or relating to or arising out of the Existing Loan Documents, and/or the lending relationship between Borrower, Guarantor and Lender which is the subject of the Existing Loan Documents, which the Obligor Parties ever had, now have, and/or hereafter may have against the Releasees, for or by reason of any cause, matter or thing whatsoever arising from January 27, 1989 through the date hereof.
V.    MISCELLANEOUS
1.    Preservation of Existing Loan Documents. Except as expressly amended in this Amendment or any of the other Amendment Documents, if any, all terms and conditions of the Existing Loan Documents shall remain in full force and effect.
2.    Ratification of Existing Loan Documents. Borrower and Guarantor agree that all of the terms and provisions of the Existing Loan Documents, except as explicitly modified or amended by this Amendment or the other Amendment Documents, shall remain in full force and effect, and except as expressly modified or amended by the Amendment Documents, are hereby ratified and confirmed. Borrower and Guarantor each hereby ratifies and confirms that the Existing Loan Documents, as further amended or supplemented by this Amendment or the Amendment Documents, are valid and binding obligations and enforceable in accordance with their respective terms. All obligations presently or hereinafter outstanding under the Existing Loan Documents shall continue to be secured by the collateral pledged by Borrower and/or Guarantor to Lender, and this Amendment does not constitute a novation of the Existing Loan Documents. Except as expressly provided in this Amendment, nothing contained herein shall alter, amend, modify, or extinguish the obligation of Borrower and Guarantor to repay the Loan. In the event and to the extent of any conflict between the provisions of this

Amendment and the provisions of the Existing Loan Documents, the provisions of this Amendment with respect thereto shall govern.
3.    Governing Law.
(a)    THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT, THE OTHER AMENDMENT DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF THE STATE OF NEW YORK, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS AMENDMENT AND ALL AMENDMENT DOCUMENTS. TO THE FULLEST EXTENT PERMITTED BY LAW, OBLIGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT AND THE AMENDMENT DOCUMENTS. THIS AMENDMENT AND THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR, OBLIGOR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND OBLIGOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. OBLIGOR AGREES THAT SERVICE OF PROCESS UPON OBLIGOR AT THE ADDRESS FOR OBLIGOR SET FORTH IN SECTION 11.1 OF THE LOAN AGREEMENT AND SECTION 7 OF THE TWL INTEREST AND EXPENSES GUARANTY AND SECTION 7 OF THE SEAPORT INTEREST AND EXPENSES GUARANTY, AS APPLICABLE, AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO OBLIGOR IN THE MANNER PROVIDED IN SECTION 11.1 OF THE LOAN AGREEMENT AND SECTION 7 OF THE TWL INTEREST AND EXPENSES GUARANTY AND SECTION 7 OF THE SEAPORT INTEREST AND EXPENSES GUARANTY, AS APPLICABLE, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON OBLIGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. OBLIGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE IN THE ADDRESS FOR OBLIGOR SET FORTH

IN SECTION 11.1 OF THE LOAN AGREEMENT AND SECTION 7 OF THE TWL INTEREST AND EXPENSES GUARANTY AND SECTION 7 OF THE SEAPORT INTEREST AND EXPENSES GUARANTY, AS APPLICABLE, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE AN AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE AN AUTHORIZED AGENT IF OBLIGOR CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST OBLIGOR IN ANY OTHER JURISDICTION.
4.    Entire Agreement; Headings. This Amendment and the Amendment Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. The headings used in this Amendment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Amendment.
5.    Amendment and Waiver. No amendment of this Amendment and no waiver, discharge or limitation of any one or more of the provisions thereof, shall be effective unless set forth in writing and agreed by all of the parties hereto.
6.    Successors and Assigns. This Amendment (i) shall be binding upon Agent, for the benefit of Lenders, Lenders, Borrower, Guarantor and upon their respective successors and assigns, and (ii) shall insure to the benefit of Agent, for the benefit of Lenders, Lenders, Borrower and Guarantor, provided, however, that Borrower and Guarantor may not assign their respective rights under this Amendment or any interests herein without obtaining the prior written consent of Agent, for the benefit of Lenders, and any such assignment or attempted assignments shall be void and of no effect with respect to Agent, for the benefit of Lenders, and Lenders. Agent, for the benefit of Lenders, and Lenders may assign any or all of its right, title and interest in and to the Existing Loan Documents, as amended by this Amendment and the Amendment Documents.
7.    Severability of Provisions. Any provision of this Amendment that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
8.    Counterparts Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment. This Amendment may be executed by exchange of electronic or facsimile signatures, which shall be deemed original signatures for purposes of this Amendment or otherwise. This Amendment shall be deemed to have been executed and delivered when Lender has received the counterpart hereof executed by each of the parties comprising Borrower and Guarantor as defined in this Amendment as it relates to the specific party. Upon receipt of Lender of the signature page for each of the parties, each party whose signature page has been received by Lender will be deemed to be bound by the terms and conditions of this Amendment as it relates to that specific party on the date that party executed the signature page.
9.    Waiver of Jury Trial. BORROWER, GUARANTOR, AGENT, FOR THE BENEFIT OF LENDERS, AND LENDERS HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AMENDMENT, THE AMENDMENT DOCUMENTS, THE EXISTING LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, GUARANTOR, AGENT, FOR THE BENEFIT OF LENDERS, AND LENDERs, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER. FURTHER, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER AND GUARANTOR EACH ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AMENDMENT AND THAT AGENT, FOR THE BENEFIT OF LENDERS, AND LENDERS WOULD NOT AGREE TO AMEND THE TERMS AND CONDITIONS OF THE EXISTING LOAN DOCUMENTS AND/OR AMENDMENT DOCUMENTS IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AMENDMENT.
10.    Obligor Acknowledgement. BORROWER AND GUARANTOR EACH ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS AMENDMENT INCLUDING, WITHOUT LIMITATION, THE WAIVER OF JURY TRIAL CLAUSE AND HAS BEEN ADVISED BY ITS COUNSEL AS NECESSARY AND APPROPRIATE.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.
[signatures to follow on the following pages]

BORROWER:

250 SEAPORT DISTRICT, LLC,
a Delaware limited liability company

By:	/s/ Carlos A. Olea
Name:	Carlos A. Olea
Title:	Chief Financial Officer
Signature Page to Amendment to Loan Documents Agreement

GUARANTOR:

TWL-BRIDGELAND HOLDING COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Carlos A. Olea
Name:	Carlos A. Olea
Title:	Chief Financial Officer

SEAPORT ENTERTAINMENT GROUP INC.,
a Delaware corporation

By:	/s/ Carlos A. Olea
Name:	Carlos A. Olea
Title:	Vice President
Signature Page to Amendment to Loan Documents Agreement

AGENT:

MIZUHO CAPITAL MARKETS LLC,
a Delaware limited liability company

By:	Mizuho Securities USA LLC, its Manager

By:	/s/ Mirza Kafedzic
Name:	Mirza Kafedzic
Title:	Managing Director
LENDER:

MIZUHO CAPITAL MARKETS LLC,
a Delaware limited liability company

By:	Mizuho Securities USA LLC, its Manager

By:	/s/ Mirza Kafedzic
Name:	Mirza Kafedzic
Title:	Managing Director
Signature Page to Amendment to Loan Documents Agreement